FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 30	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940	☒

Amendment No. 24

(Check appropriate box or boxes.)

BRUCE FUND, INC.

(Exact name of Registrant as Specified in Charter)

20 North Wacker Drive

Suite 2414

Chicago, Illinois 60606

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(312) 236-9160

Robert B. Bruce

20 North Wacker Drive

Suite 2414

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous Offering

It is proposed that this filing will become effective (check appropriate box)

___	immediately upon filing pursuant to paragraph (b) of Rule 485
___	on (date) pursuant to paragraph (b) of Rule 485
X	60 days after filing pursuant to paragraph (a)(1) of Rule 485
___	on (date) pursuant to paragraph (a)(l) of Rule 485
___	75 days after filing pursuant to paragraph (a)(2) of Rule 485
___	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BRUCE FUND, INC.  20 N. Wacker Drive

Suite 2414 Chicago, Illinois 60606

(312) 236-9160

www.thebrucefund.com

BRUCE FUND, INC. / PROSPECTUS

Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund’s objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

This Prospectus sets forth concise information about Bruce Fund, Inc. (the "Fund") that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference.

___________________________

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

___________________________

____________, 2006

Bruce Fund Risk/Return Summary: Investments, Risks, and Performance	4
Investment Objective	4
Principal Investment Strategies	4
Principal Investment Risks	5
Investor Profile	7
Performance	7
Fees and Expenses of Investing in the Fund	8
Additional Information About Investments	9
Investment Restrictions	10
Management of the Fund	10
Shareholder Information	11
Pricing of Fund Shares	11
Determination of Net Asset Value	11
Fair Value Pricing	11
Purchase of Fund Shares	11
Tax Sheltered Retirement Plans	12
Other Purchase Information	13
Redemption of Fund Shares	13
Dividends and Distributions	14
Tax Consequences	14
Market Timing Policy	15
Financial Highlights	16
Privacy Policy	17

Bruce Fund Risk/Return Summary: Investments, Risks, and Performance

Investment Objective

Bruce Fund’s primary investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the objective by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds.

Other debt securities, traded on exchanges or over-the-counter, may be acquired at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value.

The Fund invests in domestic common stocks of any capitalization where the overriding strategy is long-term capital appreciation. Although stocks of any capitalization may be purchased, the adviser will focus on smaller companies. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired. Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest in foreign securities, either directly, or through the use of American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

At times, the adviser’s strategy may result in the Fund holding a large cash position for an extended period of time. The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

The Fund may sell a security if 1) the security reaches the adviser’s valuation target, 2) the adviser believes the company’s fundamentals have changed, or 3) the company is not performing as expected.

Principal Investment Risks

The Fund is subject to the following principal investment risks:

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of the Fund may decrease in response to the activities and financial prospectus of an individual company in the Fund’s portfolio.

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments. For long periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses. These expenses are not reflected in the fee table or expense example provided below.

Small or Micro Cap Investing. The value of securities of smaller, less well-known issuers, can be substantially more volatile than that of larger issuers. Small companies may have limited product lines, markets or financial resources. Their management may be dependent on a limited number of key individuals, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. The issuers of debt securities, including "zero coupon" government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund being able to invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk, if so invested.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Foreign Investing Risk. Foreign stocks may under perform or be more volatile than U.S. stocks. Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Distressed Investment Risk. The Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or are in bankruptcy. There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, distressed issuers, who are typically highly leveraged, may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of distressed securities. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of distressed issuers to make principal and interest payments than is the case for higher grade securities. The adviser’s ability to hedge these risks may be extremely limited.

Investors must recognize there is a risk of loss of money in investing in Fund shares, as there is in any investment seeking capital appreciation, including securities issued by the U.S. Treasury.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Fund’s other investment risks.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed from year to year, and comparing this information to broader measures of market performance. Past performance, before and after taxes, is not necessarily an indication of future performance.

Total Returns before Taxes for Years Ending December 31

For the period included in the bar chart, the Fund’s highest quarterly return was 29.90% (the 2nd quarter of 2003), and the lowest was -12.64% (the 1st quarter of 1996). The returns for the first two calendar quarters of 2006 were 12.45% and 0.07%. The Fund’s year-to-date return as of June 30, 2006 was 12.53%.

Average Annual Total Returns For Periods ended December 31, 2005

One Year	Five Years	Ten Years

Bruce Fund

- Return before Tax	7.69%	30.47%	17.52%

- Return after Taxes on

Distributions[1]	6.83%	27.98%	15.40%
- Return after Taxes on Dist. &
sale of shares[1]	5.17%	25.71%	14.38%

S & P 500 Stock Index[2]	4.91%	0.54%	9.08%

(reflects no deduction for fees, expenses, or taxes)

Russell 2000 Stock Index[3]	4.55%	8.22%	9.26%

(reflects no deduction for fees, expenses, or taxes)

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation. After-tax returns are not relevant for tax-deferred accounts.

2The S & P 500 Stock Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. Because the S&P 500 Stock Index is an industry standard, it is used to compare the performance of the Bruce Fund. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees, taxes or expenses.

3The Russell 2000 Stock Index is an unmanaged index that represents the average performance of a group of stocks and is widely used as a benchmark for small-capitalization U.S. companies. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees, taxes or expenses.

Fees and Expenses of Investing in the Fund

The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses set forth below are for the fiscal year ended June 30, 2006.

Shareholder Transaction Expenses

(fees paid directly from your investment)

Sales Load Imposed on Purchases	0.00%
Sales Load/ Reinvested Dividends	0.00%
Contingent Deferred Sales Load	0.32%
Redemption Fees	0.00%
Exchange Fees	0.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees[1]	0.62%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.94%

1The Management Fee paid to the Fund’s adviser is computed according to a fee schedule that includes various breakpoints based on various net asset levels of the Fund. See “Management of the Fund” below for a description of the fee schedule.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same each year. Although the actual expenses may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$99	$312	$576	$1272

Additional Information About Investments

The Fund's primary investment objective is long-term capital appreciation, which may be changed at any time without shareholder approval. The Fund primarily invests in smaller capitalization companies, whether it is their common stock, convertible bond, or other debt instrument, wherever the Fund’s adviser sees the optimal capital appreciation potential. There is no minimum or maximum investment percentage of Fund assets required to be in any type of security. Out-of-favor, turnaround and distressed situations are actively pursued. The likelihood of losing some or all of those assets invested in turnaround or distressed situations is much higher than with other investments.

The Fund reserves the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion or all of its assets in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit, prime-rated commercial paper, money market funds, and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective.

Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term. The adviser believes that the Fund will generally experience a low rate of portfolio turnover.

Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act. Such investment restrictions are set forth in the Fund's "Statement of Additional Information".

Management of the Fund

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) employing Bruce and Co., Inc. to manage the investment and reinvestment of the Fund's assets and to otherwise administer the Fund's affairs to the extent requested by the Board of Directors. Bruce and Co., 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606, is an Illinois corporation controlled by Robert B. Bruce and R. Jeffrey Bruce. The adviser also manages portfolios for individuals, small businesses, and institutions.

Since 1983, the Fund has been team managed by Robert B. Bruce and R. Jeffrey Bruce, who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Robert B. Bruce is president and chief compliance officer of the adviser. He is also president, treasurer, and chief compliance officer of the Fund. Robert founded the adviser in 1974, and has worked as an independent investment manager since 1974.

R. Jeffrey Bruce is secretary of the adviser and vice-president and secretary of the Fund. He has worked as an analyst/manager for the adviser since April 1983.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that they manage, and their ownership of shares of the Funds.

Bruce and Co.'s compensation for its services to the Fund is calculated as follows:

Annual Percentage Fee	Applied to Average Net Assets of the Fund

1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 through $l00,000,000; plus
0.50%	over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, and transfer agencies, and brokers' commissions. These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $908,087 during the fiscal year ended June 30, 2006 (0.62% of average net assets). The Agreement is subject to annual review and will continue in force if specifically approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote by the majority of independent directors, cast in person at a meeting called for the purpose of voting for such approval. A discussion regarding the Board's basis for approving the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders dated December 31, 2005.

Shareholder Information

Pricing of Fund Shares

Fund shares are priced at net asset value (NAV), which is determined as of the close of trading (which is normally 4:00 p.m. Eastern Time) each business day by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the closing bid price. The net asset value would also be determined at the close of business on any other day on which the current net asset value of the Fund's shares are materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund's business days will be the same as those of the New York Stock Exchange. The Stock Exchange is closed on weekends, most federal holidays, and Good Friday.

Fair Value Pricing

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. The current approved fair value pricing includes using a combination of the last sales price, last bid and asked price, a third party bid and asked price, and/or an indicated opening range to determine a good faith estimate for the security. Odd lot differentials and brokerage commissions will be excluded in calculating values. The effect of using fair value pricing is that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.

Purchase of Fund Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Initial Purchase

Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to Bruce Fund, Inc.

Mail the application and check to:

U.S. Mail:	Bruce Fund, Inc.
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Bruce Funds, Inc.

c/o Unified Fund Services Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Additional Investments

You may purchase additional shares of the Fund at any time by mail. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed above.

All applications must be accompanied by payment. Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the order is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to waiver by the adviser, or to change at any time. Shareholders will be notified in the event such minimum purchase amounts are changed. Stock certificates are no longer issued.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 872-7823 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

Redemption of Fund Shares

Shareholders have the right to redeem their shares at any time, at no charge, by mail. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. Requests should be addressed to:

U.S. Mail:	Bruce Fund, Inc.
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Bruce Funds, Inc.

c/o Unified Fund Services Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (800) 872-7823 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

Signatures on endorsed certificates submitted for redemption must be guaranteed as described above. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt. If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 872-7823. The redemption price is the net asset value per share determined as described previously. See, "Pricing of Fund Shares". Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

If in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part. Securities delivered in payment of redemptions are valued at the same value as that used for the same security in the Fund’s portfolio. Shareholders receiving such securities or redemption will incur brokerage costs on the sale thereof.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Directors determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Dividends and Distributions

Unless a shareholder otherwise directs, all income dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the net asset value (see "Pricing of Fund Shares") next determined after the dividend declaration and are credited to the shareholder's account. Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.

Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares. Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Market Timing Policy

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Directors has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers.

The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years, which end on June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton, L.L.P., whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information and in the annual report to shareholders, either or both of which are available upon request.

BRUCE FUND, INC.

Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below1

	Years ended June 30,
	2006	2005	2004	2003	2002

Selected Per Share Data
Net asset value, beginning of year (B)	$ 350.35	$ 283.34	$ 184.27	$ 145.67	$ 157.42
Income from investment operations:
Net investment income	8.14	5.67	4.41	6.19	6.76
Net realized and unrealized gain	60.55	73.01	107.66	50.11	6.74
Total from investment operations	68.69	78.68	112.07	56.30	13.50
Less Distributions to Shareholders:
From net investment income (A)	(5.41)	(5.19)	(5.35)	(5.30)	(8.00)
From net realized gain (A)	(4.78)	(6.48)	(7.65)	(12.40)	(17.25)
Total distributions	(10.19)	(11.67)	(13.00)	(17.70)	(25.25)

Net asset value, end of year (C)	$ 408.85	$ 350.35	$ 283.34	$ 184.27	$ 145.67

Total Return[4]	19.98%	27.80%	62.52%	41.99%	8.26%

Ratios and Supplemental Data
Net assets, end of year ($ millions)	$ 225.59	$ 81.54	$ 14.88	$ 5.34	$ 3.70
Ratio of expenses to average net assets[2]	0.94%	1.03%	1.17%	1.41%	1.46%
Ratio of net investment income to
average net assets[3]	2.89%	1.73%	1.81%	4.11%	4.27%
Portfolio turnover rate	29.02%	10.05%	22.01%	30.72%	28.59%

[1] Figures are based on average daily shares outstanding during the year, with the following exceptions:
(A) number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number of shares at end of year.

[2] Ratio of expenses to average net assets before reimbursement for 2004, 2003 and 2002 was 1.27%,
1.62% and 1.67%, respectively. There were no expense reimbursements in 2005 and 2006.

[3] Ratio of net income to average net assets before reimbursement for 2004, 2003 and 2002 was 1.70%,
3.90% and 4.07%, respectively. There were no expense reimbursements in 2005 and 2006.

[4] Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal formation to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

PROSPECTUS

_________, 2006

BRUCE FUND, INC.

BRUCE FUND, INC.

20 North Wacker Drive

Chicago, Illinois 60606

Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce Fund at 1-800-872-7823. The Statement of Additional Information contains more information on Fund investments and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. The Form N-Q (Quarterly Schedule of Portfolio Holdings) is filed shortly after the end of the first and third quarters. These and other Fund documents may be obtained without charge from the following sources:

BY PHONE:	Call Bruce Fund at 1-800-872-7823

BY MAIL:	Bruce Fund, Inc. at the above address
or
Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

IN PERSON:	Public Reference Room
Securities and Exchange Commission
Washington, D.C.
(call 1-202-942-8090 for more information)

BY ELECTRONIC REQUEST: at the following email address:

publicinfo@SEC.gov (a duplication fee is charged)

ONLINE:	at the following Internet addresses:
The Fund’s website at www.thebrucefund.com
The SEC’s EDGAR database at www.sec.gov

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act File Number:	811-1528

STATEMENT OF ADDITIONAL INFORMATION

BRUCE FUND, INC.

20 North Wacker Drive

Suite 2414

Chicago, Illinois 60606

(312) 236-9160

This Statement of Additional Information is not a Prospectus, but it should be read in conjunction with the Prospectus. A free copy of the Prospectus may be obtained by writing or calling the Bruce Fund. Certain information is incorporated by reference to the Annual Report to Shareholders dated June 30, 2006. The Prospectus and Report to Shareholders are available, without charge, upon request by calling (800) 872-7823 or by visiting the website www.thebrucefund.com. This Statement of Additional Information relates to the Prospectus dated ________, 2006.

Date: _________, 2006

Fund History	2

Classification	2

Investment Strategies and Risk	2

Fund Policies	2

Disclosure of Portfolio Holdings	4

Management of the Fund	5

Code of Ethics	6

Proxy Voting Policy	6

Control Persons and Principal Holders of Securities	6

Investment Advisory and Other Services	7

Portfolio Managers	7

Custodian	9

Independent Registered Public Accounting Firm	9

Fund Services	9

Brokerage Allocation and Other Practices	10

Capital Stock and Other Securities	11

Purchase, Redemption and Pricing of Shares	11

Taxation of the Fund	12

Underwriters	13

Financial Statements	13

Fund History

Bruce Fund, Inc. is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been an investment company. The name of the Fund was changed to Bruce Fund, Inc., in October 1983.

Classification

The Fund is an open end, diversified, management investment company.

Investment Strategies and Risks

The principal strategies followed in seeking to achieve the Fund’s primary investment objective of long-term capital appreciation are described in the Prospectus. Securities of unseasoned companies, where the risks are considerably greater than common stocks of more established companies, may also be acquired from time to time if Bruce & Co., Inc. the Fund’s investment adviser (the “Adviser”) believes such investments offer possibilities of capital appreciation. The Fund may also invest in securities convertible into common stocks, preferred stocks, other debt securities and warrants. The investment restrictions to which the Fund is subject limit the percentage of total Fund assets that may be invested in the securities of any one issuer. These restrictions do not apply to securities representing ownership interest in United States Government securities.

Fund Policies

The Fund has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined by the Investment Company Act. These fundamental policies are:

1.           Securities of other investment companies will not be purchased, except the Fund may purchase securities issued by money market funds.

2.          The Fund will not acquire or retain any security issued by a company if one or more officers or directors of the Fund or any affiliated persons of the Adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such stock or security.

3.          The Fund will not borrow money or pledge any of its assets.

4.          Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

5.          The Fund will not sell short, buy on margin or engage in arbitrage transactions.

6.          The Fund will not lend money, except for the purchase of a portion of an issue of publicly-distributed debt securities.

7.          The Fund will not buy or sell commodities, commodity futures contracts or options on such contracts.

8.          The Fund will not act as an underwriter or distributor of securities, other than its own capital stock, except as it may be considered a technical "underwriter" as to certain securities which may not be publicly sold without registration under the Securities Act of 1933.

9.          The Fund will not purchase or write any puts, calls or combinations thereof. The Fund may, however, purchase warrants for the purchase of securities of the same issuer issuing such warrants, or of a subsidiary of such issuer. The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of the Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on a national exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10.        The Fund will not purchase or own real estate or interests in real estate, except in the marketable securities of real estate investment trusts.

11.        The Fund will not purchase any securities which would cause more than 10% of the Fund's net assets at the time of purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933.

12.        Not more than 25% of the value of the Fund's total assets (exclusive of government securities) will be invested in companies of any one industry or group of related industries.

13.        The Fund will not issue senior securities.

14.        The Fund will be required to have at least 75% of the value of its total assets represented by (i) cash and cash items (including receivables), (ii) government securities as defined in the Investment Company Act of 1940, and (iii) other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer.

15.        The Fund will not invest in oil, gas or other mineral leases.

It is the policy of the Fund not to invest more than 5% of the value of the Fund's total assets in securities of issuers, including their predecessor, which have been in operation less than three years. There is no restriction against making investments in the securities of unseasoned issuers or of foreign issuers and such investments may be made in management's discretion, without approval of a majority of the Fund's outstanding voting securities.

Disclosure of Portfolio Holdings

With respect to the disclosure of the Fund's portfolio securities, the Board has approved the policy that unreported holdings or selective disclosures are not to be made to any persons, except as described below. Information about portfolio securities is reported as soon as practical or possible after each quarter end.

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

The Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

Management of the Fund

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the board of directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age), Position with Fund**, Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Ward M. Johnson (69) Independent Director, December 1985 to present	2002 to present - Real Estate Sales, Landings Co.; 2000 to 2002 - President, Savannah Capital (viatical investments)
John R. Nixon (65) Independent Director, December 1999 to present	Member, Chicago Board Options Exchange, Trader

* The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606

** The Fund consists of one series. The Fund is not part of a Fund Complex

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address*, (Age), Position with Fund,** Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Robert B. Bruce*** (74) Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present

l974 to present - principal, Bruce and Co. (investment adviser); l982 to present - Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (46) Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser)
*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

** The Fund consists of one series. The Fund is not part of a Fund Complex.

*** Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser. Robert Bruce is the father of Jeffrey Bruce.

The following table provides information regarding shares of the Fund owned by each Director as of December 31, 2005.

Director	Dollar Range of Fund Shares
Ward M. Johnson	None
John R. Nixon	None
Robert B. Bruce	Over $100,000

Robert B. Bruce and R. Jeffrey Bruce are the only officers and stockholders of the Adviser, which is paid an advisory fee by the Fund. There are no concessions to directors or affiliated persons who invest in Fund shares.

The Independent Directors each generally receive $500 per year from the Fund. This compensation is paid by the Adviser and reimbursed by the Fund. The Fund paid no such reimbursements during the fiscal year ended June 30, 2006.

Code of Ethics

The Fund and the Adviser have both adopted a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics requires all investment personnel with access to information about the purchase or sale of securities by the Fund to report to the Board of Directors all their security transactions, which are reviewed quarterly. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policy

The Fund's portfolio managers have the discretion to vote each issue as they see fit. It is the Fund's intent to vote each proxy issue in the best interests of its shareholders. The Fund's most recent proxy voting record, for the 12-month period ended June 30, can be obtained, without charge, upon request, by calling (800) 872-7823 or at the Fund’s website at www.thebrucefund.com; and on the SEC's website, www.sec.gov.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser. As of August 31, 2006, there were no control persons or principal shareholders of the Fund. As of August 31, 2006, the officers and directors as a group owned 2.55% of the Fund.

Investment Advisory and Other Services

Bruce and Co., Inc., an Illinois corporation controlled by Robert B. Bruce and R. Jeffrey Bruce, is the only investment adviser to the Fund. Robert Bruce is Chairman of the Board of Directors, President and Treasurer of the Fund. R. Jeffrey Bruce is the son of Robert B. Bruce, is employed by, and a stockholder, officer and director of, the Adviser, and is Vice-President and Secretary of the Fund. The Adviser provides suitable office space in its own offices and all necessary office facilities and equipment for managing the assets of the Fund. Members of the Adviser's organization serve without salaries from the Fund as directors, officers or agents of the Fund, if duly elected or appointed to such positions by the shareholders or by the Board of Directors. The Adviser bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The advisory fee payable by the Fund to Bruce and Co. is a percentage applied to the average net assets of the Fund as follows:

Annual Percentage Fee	Applied to Average Net Assets of Fund

1.0%	Up to $20,000,000; plus

0.6%	$20,000,000 through $100,000,000; plus

0.5%	over $100,000,000

A fee installment will be paid in each month and will be computed on the basis of the average of the daily closing net asset values for each business day of the previous calendar month for which the fee is paid (e.g., 1/12% of such average will be paid in respect to each month in which such average is less than $20 million).

The following tables describe the advisory fees paid to the Adviser by the Fund for the last three fiscal years.

Fiscal Year Ended June 30, 2004	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2006
$85,923	$342,177	$908,087

Portfolio Managers

Mr. Robert B. Bruce and Mr. R. Jeffrey Bruce are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Robert B. Bruce has received no salary for the previous five years from the Adviser. There are no payment or manager compensation formulas tied to the Fund. His total compensation from Bruce and Co. comes from his share of the profits to the extent of his ownership. He received no health benefits, retirement benefits or other compensation. R. Jeffrey Bruce received a salary from the Adviser, as well as profit sharing distributions to the extent of his ownership. Again no payment or manager compensation formulas are tied to the Fund or its performance.

As of June 30, 2006, each portfolio manager was responsible for the management of the following types of accounts, in addition to the Fund:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert B. Bruce	Mutual Funds: 0 Retail Accounts: 16 Hedge Funds: 0	N/A $110 million N/A	N/A 0 N/A	N/A N/A N/A
R. Jeffrey Bruce	Mutual Funds: 0 Retail Accounts: 16 Hedge Funds: 0	N/A $110 million N/A	N/A 0 N/A	N/A N/A N/A

In addition, each portfolio manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each portfolio manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the portfolio manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the advisory fee received from the Fund.

There may be circumstances under which a portfolio manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment. There also may be circumstances under which a portfolio manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

However, it is generally the Adviser’s and each portfolio manager’s policy that investment decisions for all accounts that the portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average.

As of June 30, 2006, the portfolio managers’ ownership of shares of the Fund was as follows:

Robert B. Bruce	Over $1,000,000
R. Jeffrey Bruce	$500,001 - $1,000,000

Custodian

The Fund's custodian is Huntington National Bank, 41 South High, Columbus, Ohio 43216. The custodian has custody of all the Fund's securities. It accepts delivery and makes payment for securities purchased and makes delivery and receives payment for securities sold. Upon receipt of authorization to make payment of Fund expenses from the Adviser, the custodian makes such payments from deposits of the Fund, and sends confirmation of all bills paid.

Independent Registered Public Accounting Firm

Grant Thornton LLP, 175 West Jackson, Chicago, Illinois 60604, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2007. The firm performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting consulting services as requested.

Fund Services

The Fund's Shareholder Servicing and Transfer Agent is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204-1897. Unified receives and processes all orders by investors to purchase and to redeem Fund shares, and maintains a current list of names and addresses of all shareholders and their respective holdings. Unified pays dividends, makes capital gain distributions and mails annual reports and proxy statements to shareholders.

Unified Fund Services also provides the Fund with fund accounting and administration services. Fund accounting services include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.04% of the Fund’s average net assets for the first $100 million, 0.02% of the Fund’s average net assets from $100 million to $250 million, and 0.01% of the Fund’s average net assets over $250 million, subject to a $25,000 minimum annual fee.

Administrative services include regulatory reporting, necessary office equipment, personnel and facilities. For its services as administrator, Unified receives a monthly fee from the Fund equal to an annual rate of 0.09% of the Fund’s average net assets for the first $100 million, 0.06% of the Fund’s average net assets from $100 million to $250 million, and 0.03% of the Fund’s average net assets over $250 million, subject to a $30,000 minimum annual fee.

Brokerage Allocation and Other Practices

Decisions to buy and sell securities for the Fund, the selection of brokers and negotiation of the commissions to be paid, or mark-ups (or mark-downs) on principal transactions, are made by the Adviser. Robert B. Bruce and R. Jeffrey Bruce, officers of the Fund and owners of the Adviser, are jointly and primarily responsible for making the Fund's portfolio decisions, subject to direction by the Board of Directors of the Fund. It is the Adviser's policy to obtain the best security price and execution of transactions available. During each of the last three fiscal years, the aggregate brokerage commissions by the Fund were:

Fiscal Year Ended June 30, 2004	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2006
$13,685	$253,039	$286,395

The general reason for the difference in the amount of brokerage commissions has been the growth of the Fund, and an increase in the number of portfolio securities. The Fund frequently purchases and sells securities, mainly fixed income securities, from dealers acting as principals. No commissions are paid on such transactions but prices do include mark-ups (or mark-downs). None of the brokers with whom the Fund dealt in the last three years was affiliated in any manner with the Fund, or with any affiliated person of the Fund, including the Adviser.

Brokers are selected to effect securities transactions for the Fund based on the Adviser's overall evaluation of the commission rates charged, the reliability and quality of the broker's services and the value and expected contribution of such services to the performance of the Fund. Where commissions paid reflect services furnished in addition to execution, the Adviser will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Such commissions may, be higher than could be obtained from brokers not supplying such services. The Adviser considers the supplementary research and statistical or other factual information provided by dealers in allocating portfolio business to dealers. Such allocation is not on the basis of any formula, agreement or understanding.    It is not possible to place a dollar value on such research and other information and it is not contemplated that the receipt and study of such research and other information will reduce the cost to the Adviser of performing duties under the Advisory Agreement. The Board of Directors of the Fund has permitted the Fund to pay brokerage commissions which may be in excess of those which other brokers might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by the executing brokers. The research, which is received from brokers, includes such matters as information on companies, industries, economic and market factors. The information received may or may not be useful to the Fund, and may or may not be useful to the Adviser in servicing other of its accounts.

The Adviser attempts to evaluate the overall reasonableness of the commissions paid by the Fund and attempts to negotiate commissions which are within a reasonable range, keeping in mind the brokerage and research services provided. The Adviser is not aware that any of the Fund's brokerage transactions during the last fiscal year were placed pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure because of research services provided.

Capital Stock and Other Securities

Bruce Fund, Inc. has only one class of authorized stock, Capital Stock, $1.00 par value. The Fund’s Articles of Incorporation authorize the Issuance of 1,000,000 such shares. Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. The holders have no preemptive rights. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of such directors if they choose to do so, and, in such event, the holders of the remaining shares so voting will not be able to elect any directors. The shares are redeemable (as described in the Prospectus) and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liabilities associated with ownership of Fund shares. There are no conversion rights and no sinking fund provisions.

Purchase, Redemption and Pricing of Shares

For information concerning the purchase and redemption of shares of the Fund, see “Purchase of Fund Shares” and “Redemption of Fund Shares” in the Fund’s Prospectus.

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. The Exchange is closed on weekends, most federal holidays, and Good Friday.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Directors of the Fund.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

___Net Assets____	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last date of its last fiscal year is as follows:

$225,588,545	= $408.85
551,760

Taxation of the Fund

The Fund intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the income and diversification provisions of the Code applicable to RICs. Therefore, no provision will be made for Federal income taxes. If the Fund fails to qualify as a RIC in any taxable year, the Fund may be liable for Federal income taxes.

On dividends from ordinary income and short-term gains the shareholders pay income tax in the usual manner. The dividend-received exclusion does not apply to capital gains distributions. The dividend-received exclusion is subject to proportionate reduction if the aggregate dividends received by the Fund from domestic corporations in any year is less than 75% of the Fund's gross income exclusive of capital gains. Statements will be mailed to shareholders in January of the year after the close of the fiscal year showing the amounts paid and the tax status of the year's dividends and distribution. The dividends and long-term capital gains are taxable to the recipient whether received in cash or reinvested in additional shares. Federal legislation requires the Fund to withhold and remit to the Treasury a portion (28%) of dividends payable if the shareholder fails to furnish his taxpayer identification number to the Fund, if the Internal Revenue Service notifies the Fund that such number, though furnished, is incorrect, or if the shareholder is subject to withholding for other reasons set forth in Sec. 3406 of the Internal Revenue Code.

The Fund may acquire zero coupon securities issued with original issue discount. If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the requirements of the Code, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Underwriters

The Fund will continuously offer public distribution of its securities. There are no underwriters or underwriting commissions with respect to such public distributions.

Financial Statements

The financial statements of the Fund and the report of the Independent Registered Public Accounting Firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the period ended June 30, 2006. The Annual Report may be obtained, without charge, by calling (800) 872-7823. PART C

Form N-lA

OTHER INFORMATION

PART C

Item No.	Title

23	Exhibits
24	Persons Controlled by or Under Common Control with the Fund
25	Indemnification
26	Business and Other Connections of the Investment Adviser
27	Principal Underwriters
28	Location of Accounts and Records
29	Management Services
30	Undertakings
Signatures

Item 23.	Exhibits

(a)	Articles of Incorporation.

(1)	Registrant’s Articles of Incorporation, filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(2)	Amendment to Registrant’s Articles of Incorporation, filed with Registrant’s registration statement on Form N-1A dated December 12, 2000 and incorporated herein by reference.

(b)	By-laws – Registrant’s By-laws, restated as of November 1, 1983 and amended as of November 16, 2005, filed herewith.

(c)	Instruments Defining Rights of Security Holders – Filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.
(d)

Investment Advisory Contract – Registrant’s Investment Management Agreement with Bruce & Co, Inc., filed with Registrant’s registration statement on Form N-1A dated December 12, 2000 and incorporated herein by reference.

(e)	Underwriting Contracts – None

(f)	Bonus or Profit Sharing Contracts – None

(g)

Custodian Agreement – Registrant’s Custodian Agreement with Huntington National Bank, filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference.

(h)

Other Material Contracts – Registrant’s Mutual Fund Services Agreement with Unified Fund Services, Inc., filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference.

(i)	Legal Opinion – Filed with Registrant’s registration statement on Form N-1A dated November 11, 1983 and incorporated herein by reference.

(j)	Other Opinions – Independent Registered Public Accounting Firm Consent of Grant Thornton LLP, filed herewith.

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – None

(n)	Rule 18f-3 Plan – None

(o)	Reserved

(p)	Codes of Ethics

(1)	Code of Ethics of Registrant, filed with Registrant’s registration statement on Form N-1A dated December 12, 2000 and incorporated herein by reference

(2)	Code of Ethics of Bruce & Co, Inc., filed with Registrant’s registration statement on Form N-1A dated October 31, 2005 and incorporated herein by reference

Item 24.	Persons Controlled by or Under Common Control with the Fund

None

Item 25.	Indemnification

Art. Seventh, Par. 7(c) of the Registrant's Articles of Incorporation, as amended, provides that each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. There are additional provisions in said Paragraph 7(c) relating to procedure for such indemnification in case of settlement, limitations on costs and expenses (including attorney's fees in such event), the right of a stockholder to challenge such indemnification in certain cases, and express acknowledgment that such rights and indemnities are not exclusive of any other right to which the officers and directors may be entitled according to law.

Item 26.	Business and Other Connections of the Investment Adviser

Bruce & Co, Inc. (“Bruce”) serves as investment adviser to the Bruce Fund. Mr. Robert B Bruce and Mr. R. Jeffrey Bruce are the sole officers, directors, and owners of Bruce. Further information about Bruce can be obtained from the Form ADV Part I filed via the NASDR’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website.

Item 27.	Principal Underwriters

None.

Item 28.       Location of Accounts and Records

All accounts, books or other documents required to be to be maintained by section 31(a) of the 1940 Act, and rules promulgated thereunder are kept at one or more of the following locations:

Bruce & Co., Inc.

Suite 2414

20 North Wacker Drive

Chicago, IL, 60606

Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, IN, 46204

Huntington National Bank

41 South High Street

Columbus, OH, 45263

Item 29.	Management Services

None.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 30 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 20th day of September, 2006.

Bruce Fund, Inc,

By /s/: Robert B. Bruce, President
Robert B. Bruce, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/: Robert B. Bruce	Date: 9/20/2006
Robert B. Bruce

President, Treasurer, and Director

/s/: R. Jeffrey Bruce	Date: 9/20/2006
R. Jeffrey Bruce

Vice President, Secretary, and Chief Accounting Officer

/s/: Ward M. Johnson	Date: 9/20/2006
Ward M. Johnson

Director

/s/:John R. Nixon	Date: 9/20/2006
John R. Nixon

Director

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.b	Amended By-laws

EX.99.j	Consent of Grant Thornton LLP